UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported)  May 10, 2005

Horizon Offshore, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-16857 (Commission File Number)	76-0487309 (IRS Employer Identification No.)
2500 CityWest Boulevard, Suite 2200, Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

(713) 361-2600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the previously announced promotions of David W. Sharp to President and Chief Executive Officer and Ronald D. Mogel to Vice President and Chief Financial Officer, each of Messrs. Sharp and Mogel received an increase in his annual base salary, effective as of April 30, 2005. On May 10, 2005, the Compensation Committee of the registrant's Board of Directors approved an increase in Mr. Sharp's annual base salary from $256,000 to $440,000 and Mr. Mogel's annual base salary from $186,000 to $230,000.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HORIZON OFFSHORE, INC.
By:	/s/ David W. Sharp
David W. Sharp President and Chief Executive Officer

Dated:    May 24, 2005